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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-54047



               SUPPLEMENT DATED JULY 26, 2001 TO THE PROSPECTUS OF
               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
                                 CLASS Y SHARES
                                DATED MAY 1, 2001

         With respect to the Utilities Portfolio, the following paragraphs are added after the second paragraph in the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES":

         The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled investments.

         The Portfolio may invest up to 35% of its net assets in U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs").

         With respect to the Utilities Portfolio, the following paragraph is added after the seventh paragraph in the section of the Prospectus titled "SUMMARY OF PRINCIPAL RISKS":

         ASSET-BACKED SECURITIES. There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

Investors in the Utilities Portfolio are directed to the paragraph titled "ASSET-BACKED SECURITIES" under the section of the Prospectus titled "ADDITIONAL RISK INFORMATION."